UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  July 10, 2008

CYANOTECH CORPORATION

(Exact name of Registrant as Specified in its Charter)

Nevada	000-14702	91-1206026
(State or other jurisdiction of incorporation)	(Commission file number	(I.R.S. Employer Identification Number)

73-4460 Queen Kaahumanu Highway Suite #102 Kailua Kona, Hawaii (Address of principal executive offices)	96740 (Zip Code)

(808) 326-1353

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240, 14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 24O.13e-4(c))

Item 4.01. Change in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm.

On July 10, 2008, KPMG LLP (“KPMG”) was notified on behalf of the Audit Committee and the Board of Directors of Cyanotech Corporation (the “Company”) that KPMG was dismissed as the Company’s principal auditor.

The audit reports of KPMG on the consolidated financial statements of the Company as of and for the years ended March 31, 2008 and 2007 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except KPMG’s report on the consolidated financial statements of the Company as of and for the year ended March 31, 2007, contained a separate paragraph stating that “As discussed in Note 1 to the consolidated financial statements, effective April 1, 2006, the Company adopted Statement of Financial Accounting Standards No. 123(R), Shared Based Payment.”

The termination, which was effective as of July 10, 2008, was approved by the Company’s Audit Committee.

During the Company’s two most recent fiscal years ended March 31, 2008 and 2007 and through July 10, 2008, the Company did not have any disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference to the subject matter of the disagreements in connection with its report.  Also during this period, there have been no reportable events as that term is described in Item 304(a)(l)(v) of Regulation S-K, except that KPMG advised the Company of the following material weaknesses:

•      A material weakness related to controls around the Company’s inventory process as of March 31, 2008, and

•      The Company did not have adequately trained internal accounting resources as of March 31, 2007.

The Audit Committee discussed the reportable events with KPMG.  The Company has authorized KPMG to respond fully to the inquiries of the successor accountant concerning the subject matter of the reportable events.

A letter from KPMG is attached as Exhibit 16.1 to this Form 8-K.

(b) Engagement of new independent registered public accounting firm.

On April 3, 2008 the Audit Committee issued a request for proposal to determine the Company’s auditor for the year ending March 31, 2009. As a result of this process, the Audit Committee decided to select Grant Thornton LLP (“Grant Thornton”) as the Company’s auditor for the year ending March 31, 2009, subject to Grant Thornton’s customary client acceptance procedures.

The Company did not engage Grant Thornton in any prior consultations during the Company’s fiscal years ended March 31, 2008 or March 31, 2007, or the subsequent period through the date of the filing of this current report on Form 8-K regarding either:  (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements; or (b) any matter that was the subject of either a disagreement or a reportable event (as defined in Item 304(a)(1)(v), respectively, of Regulation S-K)

Item 9.01.  Financial Statements and Exhibits.

We hereby furnish the following exhibits with this report:

Exhibit No.	Description

16.1	Letter from KPMG to the Securities and Exchange Commission dated July 15, 2008.
99.1	Press Release issued July 16, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYANOTECH CORPORATION

Date: July 15, 2008	By:	/s/ William R. Maris
		Name:	William R. Maris
		Title:	Vice President, Chief Financial Officer and Treasurer